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                                                                   Exhibit 10.17

                       THIRD AMENDMENT TO LOAN AGREEMENT

                             AND FOURTH AMENDMENT

                TO COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT


THIS THIRD AMENDMENT TO LOAN AGREEMENT, AND FOURTH AMENDMENT TO COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (the "Amendment") is made effective the 2nd day of October, 1997, by and between ELCOTEL, INC., a Delaware corporation ("Borrower"), ELCOTEL DIRECT, INC., a Delaware corporation ("Guarantor") and NATIONSBANK, N.A. f/k/a NATIONSBANK, N.A. (SOUTH), a National Banking Association, as successor in interest to NATIONSBANK OF FLORIDA, N.A. ("Lender").


        RECITALS:


WHEREAS, Borrower being indebted to Lender, executed and delivered to Lender a certain promissory note dated January 20, 1994, in the original principal amount of $1,000,000.00, which
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note is secured by accounts receivable, notes receivable and inventory, and other collateral, as evidenced by, among other loan documents, a Collateral Assignment dated January 20, 1994, and a Security Agreement dated January 20, 1994; and


WHEREAS, in connection with an additional $1,000,000.00 line of credit loan Borrower executed a $1,000,000.00 promissory note and a $2,000,000.00 Consolidation Promissory Note, both dated August 31, 1994, as renewed by Renewal Promissory Note dated August 31, 1995 and Renewal Promissory Note dated August 31, 1996 (as further extended by Note Modification Agreement dated August 20,
1997), and executed a Loan Agreement and an Amendment to Collateral Assignment and Security Agreement both dated August 31, 1994 as amended by a First Amendment to Loan Agreement and Second Amendment to Collateral Assignment and Security Agreement dated August 31, 1995, and as further amended by a Second Amendment to Loan Agreement and Third Amendment to Collateral Assignment and Security Agreement dated August 31, 1996; and


WHEREAS, Borrower has requested Lender to make an additional Term loan to Borrower in the amount of $3,050,000.00; $950,000.00 and $2,850,000.00 (the
"Additional Term Loans"); and


WHEREAS, Borrower and Lender desire to amend the terms of
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the Loan Agreement, Collateral Assignment and the Security Agreement, as
previously amended, to reflect the making of the Additional Term Loans; and Guarantor desires to join into the Loan Agreement.


NOW THEREFORE, in consideration of the premises and of the agreements herein contained and the agreement by Lender to make the Loan, the parties hereto agree as follows:


1. The above recitals are true and correct and are incorporated herein by this reference.


2. The Note as defined in the Collateral Assignment shall be deemed to include the Promissory Notes in the amount of $3,050,000.00, $950,000.00 and $2,850,000.00 of even date herewith from Borrower.


3. The obligations secured by the Loan Agreement, Collateral Assignment and Security Agreement shall include all debts, obligations, liabilities and agreements of Borrower to Lender, now or hereafter existing, including but not limited to the indebtedness evidenced by the $3,050,000.00, $950,000.00 and $2,850,000.00 Promissory Notes of even date, and all renewals, extensions or modifications thereof. Lender represents to the
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best of its knowledge there is not currently a reserve requirement imposed by the Federal Reserve System for establishing Lender's Floating Libor Rate, as defined in the Notes, or any other additional costs as defined in Article 2(b) in each of the above referenced Notes.


4. The Security Agreement is amended to provide that Borrower hereby assigns and grants to Lender a security interest in lien in the additional collateral described in Exhibit "A" attached hereto and made a part hereof to secure payment and performance of all of Borrower's obligations to Lender under the Security Agreement, including Borrower's obligations to Lender pursuant to that certain $3,050,000.00, $950,000.00 and $2,850,000.00 Promissory Note of even date herewith, and all renewals, extensions and modification thereof.


5.    The $3,050,000.00, $950,000.00 and $2,850,000.00 term loan proceeds shall be used solely to purchase: (1) certain assets of Lucent Technologies ("Lucent") pursuant to that certain Asset Purchase Agreement dated September 30, 1997 and
(2) to acquire capital assets from Lucent. To the extent such acquisition may require Lender's consent under the Loan Agreement
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such consent is hereby given by Lender.


6. Paragraph 4.A.ii. is amended to provide Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.3:1.0 for the fiscal quarter end measured on a rolling four (4) quarter basis from the annual and quarterly financial statements, commencing September 30, 1997.


7. All references to Loan Agreement in the Security Agreement and Collateral Assignment shall mean the Loan Agreement dated August 31, 1994, as amended by Amendment to Loan Agreement dated August 3, 1995, and by Second Amendment to Loan Agreement dated August 31, 1996 and by Third Amendment to Loan Agreement of even date herewith by and between Borrower and Lender.


8. Borrower covenants and agrees that within 60 days from the date hereof, Borrower will provide to Lender, a company prepared balance sheet for Borrower setting forth the new loan indebtedness to Lender and the equity structure of Borrower (including the assets acquired with the Additional Term Loans) as of the date hereof.


9. The parties acknowledge and agree that as additional collateral for Borrower's obligations under the Loan Agreement, Collateral Assignment and Security Agreement, Guarantor has
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executed and delivered to Lender its Continuing and Unconditional Guaranty (the
"Guaranty") dated of even date herewith of Borrower's obligations to Lender, and as security for Borrower's obligations and the Guaranty, a Security Agreement and UCC-1 Financing Statements granting to Lender a security interest in Guarantor's assets. Borrower and Guarantor covenant and agree with Lender that a default under the Guaranty or Guarantor's Security Agreement shall be a default under the Loan Agreement, Collateral Assignment and Security Agreement and all Notes from Borrower to Lender; and similarly, a default by Borrower under the Notes, Loan Agreement, Collateral Assignment and Security Agreement of Borrower shall be a default under the Guaranty and Security Agreement of Guarantor.


10. Lender agrees with Borrower that in the event Borrower is required to pay to the State of Florida documentary stamps in connection with the Notes evidencing the Additional Term Loans, that upon payment in full by Borrower of the documentary stamps, including any fees or penalties in connection therewith, Lender shall immediately refund to Borrower the advisory fee paid by Borrower to Lender as shown on the Loan Settlement Statement of even date herewith.


11.    Except as modified herein, all other terms and
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conditions of the Loan Agreement, Collateral Assignment and the Security
Agreement, all as previously amended, shall remain unchanged and in full force and effect.


IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, and shall be conclusively deemed to have executed such on the day and year first written above.


NATIONSBANK, N.A., f/k/a
NATIONSBANK, N.A., (SOUTH) ELCOTEL, INC., a Delaware a National Banking Association corporation as successor in interest to NATIONSBANK OF FLORIDA, N.A.


By: /s/ Nathan Coon                 By: /s/ Tracey L. Gray
   -----------------------------       -------------------------------
        Nathan Coon                         Tracey L. Gray
        Vice President                      President


Address:  1605 Main Street              Address:  6428 Parkland Drive
          Sarasota, FL  34236                     Sarasota, FL  34243


      (CORPORATE SEAL)                       (CORPORATE SEAL)
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                           ELCOTEL DIRECT, INC., a

                           Delaware corporation



                           By: /s/ Tracey L. Gray,
                              ------------------------------
                              Tracey L. Gray, Vice President


                              Address: 6428 Parkland Drive
                                       Sarasota, FL 34243


                                       (CORPORATE SEAL)